Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
			Shares	Market Value ($000)
Common Stocks (96.5%)
Consumer Discretionary (13.3%)
		TJX Cos. Inc.	349,586	39,510
		McDonald's Corp.	141,835	37,643
		NIKE Inc. Class B	357,993	26,800
				103,953
Consumer Staples (10.8%)
		PepsiCo Inc.	184,352	31,832
		Procter & Gamble Co.	179,579	28,869
		Coca-Cola Co.	353,623	23,601
				84,302
Financials (22.7%)
		Visa Inc. Class A	133,225	35,394
		Marsh & McLennan Cos. Inc.	154,402	34,365
		American Express Co.	132,957	33,643
		Chubb Ltd.	117,362	32,352
		S&P Global Inc.	56,155	27,220
		Mastercard Inc. Class A	32,662	15,146
				178,120
Health Care (13.2%)
		UnitedHealth Group Inc.	70,991	40,902
		Danaher Corp.	125,295	34,717
		Stryker Corp.	86,077	28,186
				103,805
Industrials (12.1%)
		Honeywell International Inc.	144,879	29,664
		Northrop Grumman Corp.	35,066	16,983
		General Dynamics Corp.	56,007	16,730
		Lockheed Martin Corp.	29,995	16,255
		Union Pacific Corp.	60,453	14,915
				94,547
Information Technology (17.4%)
		Texas Instruments Inc.	176,161	35,903
		Accenture plc Class A	108,559	35,892
		Apple Inc.	147,587	32,776
		Microsoft Corp.	76,122	31,846
				136,417
Materials (4.7%)
		Linde plc	81,464	36,944
Real Estate (2.3%)
		American Tower Corp.	81,197	17,896
Total Common Stocks (Cost $643,291)				755,984
		Coupon
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[1]	Vanguard Market Liquidity Fund (Cost $27,101)	5.390%	271,054	27,103
Total Investments (99.9%) (Cost $670,392)				783,087
Other Assets and Liabilities—Net (0.1%)				533
Net Assets (100%)				783,620
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.